                                                                    Exhibit 23.1




                          INDEPENDENT AUDITORS' CONSENT

         We consent to the use of our report dated February 29, 2000, accompanying the financial statement of the Morgan Stanley Dean Witter Select Equity Trust Select 10 Industrial Portfolio 2000-2 (Registration Statement No. 333-96225), included herein and to the reference to our Firm as experts under the heading "Independent Auditors" in the Prospectus which is a part of this Registration Statement.




Deloitte & Touche LLP
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Deloitte & Touche LLP
New York, New York
February 29, 2000